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                                                                    EXHIBIT 99.7

              CONSENT OF GREGG A. OSTRANDER TO BECOME A DIRECTOR OF
                            THE HAIN FOOD GROUP, INC.

                  I hereby consent to the reference to my election as a director of The Hain Food Group, Inc. in the Prospectus/Proxy Statement constituting part of Hain's Registration Statement on Form S-4.

                                                         /s/ Gregg A. Ostrander
                                                         ----------------------
                                                         Gregg A. Ostrander

March 24, 2000